EXHIBIT 10.1

LENDER ADDITION AND ACKNOWLEDGEMENT AGREEMENT AND FIRST
AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS LENDER ADDITION AND ACKNOWLEDGEMENT AGREEMENT AND FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 6, 2019 (this “Agreement”) is by and among LGI Homes, Inc., a Delaware corporation (the “Borrower”), Wells Fargo Bank, National Association, as an Increasing Lender (as defined below) and as Administrative Agent (the “Administrative Agent”), Fifth Third Bank, National Association, U.S. Bank National Association d/b/a Housing Capital Company, Bank of America, N.A., BBVA USA fka Compass Bank, BMO Harris Bank N.A., Texas Capital Bank, National Association, Deutsche Bank AG New York Branch, and Zions Bancorporation, N.A. DBA Amegy Bank (individually and collectively, as the context may suggest or require, the “Increasing Lender”), and Citizens Bank, N.A. (the “Additional Lender”, and together with the Increasing Lender, individually and collectively as the context may suggest or require, the “Accordion Lender”). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement referenced herein.

W I T N E S S E T H

WHEREAS, pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of May 6, 2019, (as the same is hereby supplemented, and as the same has heretofore and may hereafter be amended, affected, modified, supplemented, restated, increased or extended from time to time, the “Credit Agreement”) among the Borrower, the Lenders (as defined in the Credit Agreement), the Administrative Agent, Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner, and Fifth Third Bank and U.S. Bank National Association, as documentation agents, the Lenders have agreed to provide the Borrower with a revolving credit facility;

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested an increase of the Revolving Commitments (such increase in Revolving Commitments, the “Incremental Revolving Commitments”) under the Credit Agreement pursuant to this Agreement;

WHEREAS, each Increasing Lender has agreed to increase its Revolving Commitment under the Credit Agreement pursuant to this Agreement; and

WHEREAS, the Additional Lender has agreed to become a Lender under the Credit Agreement and provide a Revolving Commitment in connection therewith.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Increase in Commitment.

(a)Pursuant to Section 2.17 of the Credit Agreement, each Accordion Lender has agreed, severally, but not jointly, on the terms set forth in this Agreement, to make the Incremental Revolving Commitments as set forth on Schedule I attached hereto. After giving effect to this Agreement, the Revolving Commitment for each of the Lenders shall be as set forth on Schedule I attached hereto.

(b)Each Accordion Lender (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and the amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees (and, if it was a Lender before the effectiveness of this Agreement, confirms that it has agreed) that it has and will, independently and without reliance upon the Administrative Agent or any other Accordion Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes (or, if it was a Lender before the effectiveness of this Agreement, confirms that it has appointed and authorized) the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees (and, if it was a Lender before the effectiveness of this Agreement, confirms that it has agreed) that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(c)The terms of repayment and the Applicable Margin with respect to the Incremental Revolving Commitments shall be the same as those applicable to Revolving Loans, as set forth in the Credit Agreement.

(d)Each of the Administrative Agent and the Borrower agrees that, as of the date hereof, the Additional Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(e)The address of the Additional Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by the Additional Lender to the Administrative Agent.

2.Amendment. The second sentence of Section 2.17 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

Each such increase in the Revolving Commitments must be an aggregate minimum amount of $5,000,000 and integral multiples of $5,000,000 in excess thereof, or such other amounts as may be agreed to by the Administrative Agent and the Borrower.
3.Miscellaneous.

(a)Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower.

(b)The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 hereof; and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or the Lenders’ right to demand payment of liabilities owing from the Borrower to the Administrative Agent or any Lender under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(c)The Borrower hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

(d)The Borrower hereby represents and warrants that no Default or Event of Default exists as of the date set forth above and the representations and warranties made or deemed made by the Borrower and any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date set forth above except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

(e)This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission or by any other electronic imaging means, including, without limitation, Adobe Corporation’s Portable Document Format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by any other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(g)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

4.Conditions Precedent. This Agreement shall become effective only upon the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(i)counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Requisite Lenders (including, without limitation, each Accordion Lender);

(ii)counterparts of the Consent and Reaffirmation of Guarantor attached hereto duly executed by each of the Guarantors;

(iii)except in the case of an Increasing Lender that has notified the Administrative Agent in writing that it elects not to receive a Revolving Note, a duly executed Revolving Note payable to the order of each Increasing Lender, executed by the Borrower (with each Increasing Lender with a replaced Revolving Note (or electing not to receive a Revolving Note but having a Revolving Note in the maximum amount of its prior Revolving Commitment) to return its prior Revolving Note to the Borrower, marked “Replaced” or its equivalent);

(iv)except in the case where the Additional Lender has notified the Administrative Agent in writing that it elects not to receive a Revolving Note, a duly executed Revolving Note payable to the order of the Additional Lender, executed by the Borrower;

(v)an opinion of counsel to the Borrower and the Guarantors addressed to the Administrative Agent and the Lenders, dated as of the date hereof, covering such matters as reasonably requested by the Administrative Agent;

(vi)a duly executed certificate for each of the Borrower and the Guarantors, dated as of the date hereof, including a certificate of incumbency and a copy of the authorizing resolution; and

(vii)a duly executed certificate for the Borrower confirming that the increase in the Revolving Commitments is permitted under Senior Notes Indebtedness and/or Senior Notes Indentures relating thereto together with supporting evidence.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by a duly authorized officer as of the date first above written.

BORROWER

LGI HOMES, INC.,
a Delaware corporation

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Chief Executive Officer

[Signature Page - Lender Addition and Acknowledgement Agreement]

ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent and as an Increasing Lender

By:	/s/ Douglas K. Carman
Name:	Douglas K. Carman
Title:	Senior Vice President

[Signature Page - Lender Addition and Acknowledgement Agreement]

ADDITIONAL LENDER

CITIZENS BANK, N.A.

By:	/s/ Doug Kennedy
Name:	Doug Kennedy
Title:	SVP

[Signature Page - Lender Addition and Acknowledgement Agreement]

INCREASING LENDER

FIFTH THIRD BANK, NATIONAL
ASSOCIATION

By:	/s/ Ted Smith
Name:	Ted Smith
Title:	Senior Vice President

[Signature Page - Lender Addition and Acknowledgement Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Joseph Pandolfo
Name:	Joseph Pandolfo
Title:	Director

By:	/s/ Joseph Devine
Name:	Joseph Devine
Title:	Director

[Signature Page - Lender Addition and Acknowledgement Agreement]

BBVA USA fka COMPASS BANK

By:	/s/ Brock Tautenhahn
Name:	Brock Tautenhahn
Title:	Senior Vice President

[Signature Page - Lender Addition and Acknowledgement Agreement]

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK

By:	/s/ Eric Wojner
Name:	Eric Wojner
Title:	SVP

[Signature Page - Lender Addition and Acknowledgement Agreement]

TEXAS CAPITAL BANK, NATIONAL
ASSOCIATION

By:	/s/ Carolynn Alexander
Name:	Carolynn Alexander
Title:	Sr. Vice President

[Signature Page - Lender Addition and Acknowledgement Agreement]

U.S. BANK NATIONAL ASSOCIATION
d/b/a HOUSING CAPITAL COMPANY

By:	/s/ Alyssa Pratka
Name:	Alyssa Pratka
Title:	Vice President

[Signature Page - Lender Addition and Acknowledgement Agreement]

BMO HARRIS BANK N.A.

By:	/s/ Amy K. Dumser
Name:	Amy K. Dumser
Title:	Director

[Signature Page - Lender Addition and Acknowledgement Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Cheryl Sneor
Name:	Cheryl Sneor
Title:	Vice President

[Signature Page - Lender Addition and Acknowledgement Agreement]

SCHEDULE I

COMMITMENTS
(After giving effect to this Agreement)

[Omitted.]

CONSENT AND REAFFIRMATION

Each of the undersigned (individually and collectively, “Guarantor”) (a) acknowledges receipt of the foregoing Lender Addition and Acknowledgement Agreement and First Amendment to Fourth Amended and Restated Credit Agreement (the “Agreement”), (b) consents to the execution and delivery of the Agreement, and (c) reaffirms all of its obligations and covenants under the (i) Fourth Amended and Restated Subsidiary Guaranty (as defined in the Credit Agreement defined in the Agreement), and (ii) each of the other Loan Documents (as defined in the Credit Agreement defined in the Agreement) to which it is a party, and agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement.

The Guarantor hereby represents and warrants to the Administrative Agent that: (a) the Guarantor has duly executed, delivered and authorized this Consent and Reaffirmation (this “Consent”); (b) the Guarantor has obtained all necessary consents, if any, required in connection with the execution, delivery and performance of this Consent and the transactions contemplated hereby; (c) the execution, delivery and performance of this Consent and the transactions contemplated hereby do not violate the Guarantor’s organizational documents, if any, or any contract to which is a party, and (d) no Event of Default or event, omission or failure of condition which would constitute a Default after notice or passage of time, or both exists under any of the Loan Documents to which it is a party and that all representations and warranties in the Loan Documents to which it is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement (as defined in the Agreement).

Delivery of an executed counterpart of this Consent via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of Guarantor can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Consent. Guarantor’s delivery of an executed counterpart of this Consent by facsimile or other electronic method of transmission shall be made in conjunction with Guarantor’s delivery of an original executed counterpart, but Guarantor’s failure to deliver said original executed counterpart shall not affect the validity, enforceability, or binding effect of this Consent.

[Remainder of Page Intentionally Left Blank]

Dated as of December 6, 2019.

GUARANTORS:

LGI HOMES-TEXAS, LLC
LGI HOMES AZ CONSTRUCTION, LLC
LGI HOMES - E SAN ANTONIO, LLC
LGI HOMES - ARIZONA, LLC
LGI HOMES - FLORIDA, LLC
LGI HOMES - GEORGIA, LLC
LGI CROWLEY LAND PARTNERS, LLC
LGI HOMES CORPORATE, LLC
LGI HOMES SERVICES, LLC,
LGI HOMES AZ SALES, LLC
LGI HOMES - NEW MEXICO, LLC
LGI HOMES NM CONSTRUCTION, LLC
LUCKEY RANCH PARTNERS, LLC
LGI HOMES - COLORADO, LLC
LGI HOMES - NC, LLC
LGI HOMES - SC, LLC
LGI HOMES - TENNESSEE, LLC
LGI HOMES - WASHINGTON, LLC
LGI HOMES - OREGON, LLC
LGI HOMES - ALABAMA, LLC
LGI HOMES - MINNESOTA, LLC
LGI HOMES - OKLAHOMA, LLC
LGI LIVING, LLC
LGI HOMES - CALIFORNIA, LLC
LGI HOMES - MARYLAND, LLC
LGI HOMES - VIRGINIA, LLC
LGI HOMES - WEST VIRGINIA, LLC
LGI HOMES - WISCONSIN, LLC
LGI LEASING, LLC
LGI HOMES - PENNSYLVANIA, LLC

By:	LGI Homes Group, LLC,
its Manager

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

[Signature Page - Consent and Reaffirmation]

LGI HOMES - NEVADA, LLC

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Authorized Signatory

RIVERCHASE ESTATES PARTNERS, LLC

By:	LGI Homes Group, LLC,
its Sole Member

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

LGI HOMES GROUP, LLC

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

[Signature Page - Consent and Reaffirmation]